                            SCHEDULE 14C INFORMATION

 Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                                     of 1934

                                (Amendment No.__)

Check the appropriate box:

[X] Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14c-5(d)(2)

[ ] Definitive Information Statement

                  (Name of Registrant As Specified In Charter)

                              Thrivent Mutual Funds

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:

2)  Form, Schedule or Registration Statement No.:

3)  Filing Party:

4)  Date Filed:

                             THRIVENT MUTUAL FUNDS

625 Fourth Avenue South
Minneapolis, Minnesota 55415

August 2004

Dear Shareholder:

   As of July 16, 2004, Mercator Asset Management, L.P. ("Mercator") and T. Rowe Price International, Inc. ("Price International") began serving as the investment subadvisers for Thrivent Partner International Stock Fund.

   Given the cyclical nature of the international stock market, we determined that the Fund should take advantage of trends toward either growth-style or value-style management by having two subadvisers with differing management styles that complement each other.

   Price International, whose stock selection reflects a growth style, served as subadviser for Lutheran Brotherhood World Growth Fund since its inception in 1995 until it merged with the AAL International Fund (whose name was changed to Thrivent Partner International Stock Fund) on July 16, 2004. Price International will continue to serve as the growth style manager for the merged Fund, and the addition of Mercator allows the Fund to benefit from its value style of investing.

   For more details on why this decision was made, please review the enclosed Information Statement.

   This decision continues the work underway to strengthen Thrivent's asset management program, with a primary goal of providing substantial value to shareholders through consistent, competitive performance, enhanced shareholder services and a growing business with an excellent reputation. As always, our goal is to provide a range of high-quality investment choices to our shareholders. Choosing Mercator and Price International as co-subadvisers for the merged Fund provides a unique choice in your asset allocation strategies.

                                          Sincerely,

                                          Pamela J. Moret
                                          Trustee and President

INFORMATION STATEMENT

           .....................................................................


                   Thrivent Partner International Stock Fund

                                  A series of

                             Thrivent Mutual Funds
                            625 Fourth Avenue South
                         Minneapolis, Minnesota 55415
                                1-800-847-4836

This Information Statement is being provided to notify you that Mercator Asset Management, L.P. ("Mercator") and T. Rowe Price International, Inc. ("Price International") were hired to replace Oechsle International Advisors, LLC ("Oechsle") as investment subadvisers for Thrivent Partner International Stock Fund (the "Fund"), a series of Thrivent Mutual Funds (the "Trust"), effective at the close of business on July 16, 2004. This information statement is being mailed to shareholders of the Fund on or about August 25, 2004.

This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy. Furthermore, this matter is not subject to a vote of shareholders, and we will not be holding a meeting of shareholders or otherwise asking shareholders to vote on this matter. We are providing this Information Statement solely to provide you with information about Mercator and Price International.

                  APPOINTMENT OF NEW SUBADVISER FOR THE FUND

In connection with the Fund's merger with Lutheran Brotherhood World Growth Fund ("World Growth Fund"), a series of The Lutheran Brotherhood Family of Funds, which became effective at the close of business on July 16, 2004, the Fund's Board of Trustees (the "Board") determined that the Fund should have two investment subadvisers, with differing management styles. At a meeting on February 11, 2004, the Board approved the termination of Oechsle's investment subadvisory agreement and the hiring of Mercator and Price International to serve as the two investment subadvisers for the merged Fund. Price International, whose stock selection reflects a growth style, served as subadviser for the World Growth Fund since its inception in 1995. Mercator's stock selection reflects a value style. Each of the investment subadvisers acts and invests independently of the other and uses its own methodology for selecting stocks. The Fund's assets are allocated generally on an equal basis between the two investment subadvisers.

Mercator and Price International were hired pursuant to an exemptive order that the Trust received from the SEC on February 19, 2003. That exemptive order permits the Board to authorize Thrivent Investment Management Inc. ("Thrivent Investment Mgt."), which serves as the Trust's investment adviser, principal underwriter, and administrator, to enter into and amend subadvisory agreements without shareholder approval. A fund operating under this structure is sometimes referred to as a "manager-of-managers fund". The exemptive order requires the Trust to provide shareholders with this Information Statement in order to disclose substantially the same information about the investment subadvisers, the subadvisory agreement and the subadvisory fees that would have been included in a proxy statement if shareholder approval had been required.

Matters Considered by the Board in Approving the Investment Subadvisory Agreements with Mercator and Price International
As Thrivent Investment Mgt. developed its recommendation for merging the Fund and the World Growth Fund, it determined that the use of a blended growth and value strategy offered the best opportunity to improve the

           .....................................................................

INFORMATION STATEMENT

           .....................................................................

risk-adjusted returns of the Fund. After reviewing the existing favorable relationship with Price International with respect to the World Growth Fund, including the performance of the World Growth Fund and Price International's investment strategy, investment personnel, style consistency, and brand recognition, Thrivent Investment Mgt. recommended that Price International should be hired as the growth subadviser. Thrivent Investment Mgt. evaluated potential value subadvisers based on criteria that included performance, investment strategy, anticipated subadvisory fees, and style consistency, and determined that it should recommend Mercator as the value subadviser. Following its review, Thrivent Investment Mgt. recommended to the Board, and at a meeting held on February 11, 2004, the Board concluded, that Oechsle's investment subadvisory agreement should be terminated and Mercator and Price International should be engaged to manage the assets of the merged Fund. The Board based its decision on various factors, including but not limited to the following: the potential for improved risk-adjusted performance of the Fund based on a blended growth and value strategy; the investment personnel and portfolio management approach of Mercator and Price International; the historical performance of the World Growth Fund and other portfolios managed by Mercator against relevant benchmarks; and the potential subadvisory fee structure. The information reviewed by the Board included graphs and tables which indicated that the Fund would have ranked in the top half of comparable international stock funds during each of the ten previous calendar years if it had been subadvised jointly by Price International and Mercator.

The Board considered the following information in approving Mercator and Price International as investment subadvisers for the Fund:

Information about Mercator Asset Management L.P.
Mercator was founded in 1984. It manages international equity funds for institutional clients, including corporate and public retirement plans, endowments, and foundations. As of June 30, 2004, Mercator managed approximately $7.7 billion in assets including separate accounts, commingled funds and a mutual fund. Mercator is located at 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486, and is organized as a limited partnership under the laws of Delaware.

Information about the principal executive officer and each general partner is provided in the following table. The address of each person listed below is 5200 Town Center Circle, Suite 550, Boca Raton, Florida 33486.

--------------------------------------------------------------------------------
Name                        Position with Mercator      Principal Occupation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
John G. Thompson, CFA      General Partner            Chief Investment Officer
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Peter F. Spano, CFA        General Partner            Chief Administrative
                                                      Officer, Investment
                                                      Professional
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James E. Chaney            General Partner            Investment Professional
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Kevin J. Shaver, CFA       General Partner            Investment Professional
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Barbara J. Trebbi, CFA     General Partner            Investment Professional
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Gary R. Clemons            Senior Vice President      Investment Professional
--------------------------------------------------------------------------------

           .....................................................................

INFORMATION STATEMENT

           .....................................................................


Information about other mutual funds managed by Mercator with investment objectives and strategies similar to those of the Portfolio is provided in the following table.

---------------------------------------------------------------------------------------
                                   Net Assets of                              Fees
                                   Fund as of     Annual Rate of Compensation Waived or
Name of Fund                       12/31/03       (% of average net assets)   Reduced
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
Preferred International Value Fund $391.2 million   First $25 Million 0.75%      No
                                                    Next $25 Million 0.60%
                                                    Next $25 Million 0.55%
                                                    Next $225 Million 0.50%
                                                    Next $200 Million 0.40%
                                                    Next $300 Million 0.20%
---------------------------------------------------------------------------------------

Mercator has no affiliated brokers through whom trades would be executed on behalf of the Portfolio.

Information about Price International
Price International is an affiliate of T. Rowe Price Associates, Inc., and is located at 100 East Pratt Street, Baltimore, Maryland 21202. Price International is one of the world's largest international mutual fund asset managers with the U.S. equivalent of approximately $21.4 billion as of June 30, 2004 in its offices in Baltimore, London, Tokyo, Singapore, Paris, Hong Kong and Buenos Aires.

Information about the principal executive officer and each director of Price International is provided in the following table. The address of each person listed below is 100 East Pratt Street, Baltimore, Maryland 21202.

--------------------------------------------------------------------------------
                              Position with Price
Name                             International          Principal Occupation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
David J.L. Warren          Director, President and    Vice President of T. Rowe
                           Chief Executive Officer    Price Group, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James A.C. Kennedy         Director                   Director and Vice
                                                      President of T. Rowe
                                                      Price Group, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
James S. Riepe             Director                   Vice Chairman of the
                                                      Board, Director and Vice
                                                      President of T. Rowe
                                                      Price Group, Inc.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George A. Roche            Director                   Chairman of the Board,
                                                      Director and President of
                                                      T. Rowe Price Group, Inc.
--------------------------------------------------------------------------------

           .....................................................................

INFORMATION STATEMENT

           .....................................................................


Information about other mutual funds managed by Price International with investment objectives and strategies similar to those of the Fund is provided in the following table.

----------------------------------------------------------------------------------------------------------

                                                                                              Net Assets
                                                                                                as of
           Investment Company Name                     Annual Rate of Compensation             6/30/04
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                                       T. Rowe Price Mutual Funds:
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   T. Rowe Price International Funds, Inc.:               .35% (individual fee)             $5,174,105,870
    T. Rowe Price International Stock Fund                   .32% (group fee)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
   Institutional International Funds, Inc.:          .70% of average daily net assets         $852,470,568
             Foreign Equity Fund
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
  T. Rowe Price International Series, Inc.:    1.05% (Covers both investment management and   $493,568,055
 T. Rowe Price International Stock Portfolio               operating expenses)
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                         Subadvised Mutual Funds and Variable Annuity Portfolios:
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
          Thrivent Series Fund, Inc.             .75% on assets from $0 to $20 million/1/     $297,340,669
Thrivent Partner International Stock Portfolio  .60% on assets above $20 - $50 million/1/
                                                .50% on assets above $50 - $200 million/1/
                                                  .50% on assets above $200 million/1,2/
                                                  .45% on assets above $500 million/1,2/
----------------------------------------------------------------------------------------------------------

--------
/1 /For purposes of determining breakpoints, assets are combined with the assets subadvised by Price International in the Fund.
/2 /When average daily net assets exceed this amount, the annual rate is applicable to all amounts subadvised by Price International in the Fund and Thrivent Partner International Stock Portfolio.

Price International has no affiliated brokers through whom trades would be executed on behalf of the Fund.

The Investment Advisory Agreement
Thrivent Investment Mgt., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, serves as investment adviser for the Fund under an investment advisory agreement dated November 28, 1990, and effective November 1, 1998 with respect to the Fund. The investment advisory agreement for the Fund was last submitted to a vote of shareholders when it was approved by the initial shareholder at the time of the Fund's inception. Thrivent Investment Mgt. and its affiliates have been in the investment advisory business since 1986 and managed approximately $62.4 billion in assets as of December 31, 2003, including approximately $20.7 billion in mutual fund assets. The Trust pays Thrivent Investment Mgt. the following fee for serving as investment adviser for the
Fund: 0.65% of 1% on the first $50 million of average daily net assets and 0.60 of 1% of average daily net assets over $50 million.

Investment Subadvisory Agreements
Mercator and Price International serve pursuant to separate investment subadvisory agreements dated July 16, 2004 (each a "Subadvisory Agreement" and collectively the "Subadvisory Agreements"). The Subadvisory Agreement with Mercator is attached as Exhibit A hereto, and the Subadvisory Agreement with Price International is attached as Exhibit B hereto. Pursuant to the terms of the Subadvisory Agreements, the subadvisers provide continuous investment management services to the Fund, subject to the overall supervision of the Board and Thrivent Investment Mgt.

           .....................................................................

INFORMATION STATEMENT

           .....................................................................


The Subadvisory Agreements provide for the following fees payable by Thrivent Investment Mgt. for investment subadvisory services:

The Subadvisory Agreements provide for the following fees payable by Thrivent Investment Mgt. for investment subadvisory services:

             -----------------------------------------------------
                 Subadviser               Subadvisory Fee
             -----------------------------------------------------
             -----------------------------------------------------
             Mercator            All Assets                  0.47%

             -----------------------------------------------------
             -----------------------------------------------------
             Price International 0 to $20 million/1/         0.75%
                                 Above $20 - $50 million/1/  0.60%
                                 Above $50 - $200 million/1/ 0.50%
                                 Above $200 million/1,2/     0.50%
                                 Above $500 million/1,2/     0.45%
             -----------------------------------------------------

--------
/1 /For purposes of determining breakpoints, assets subadvised by Price International in the Fund are combined with assets in Thrivent Partner International Stock Portfolio.
/2 /When assets exceed this amount, the annual rate is applicable to all amounts subadvised by Price International in the Fund and Thrivent Partner International Stock Portfolio.

Thrivent Investment Mgt. has allocated the Fund's assets substantially equally between Mercator and Price International. Thrivent Investment Mgt. will retain the ability to reallocate the assets of the Fund between Mercator and Price International in its discretion.

Each Subadvisory Agreement provides that the subadviser will not be liable for any act or omission in the course of, or connected with, rendering services under the Agreement, except when such services are rendered in bad faith, negligence or reckless disregard of its duties under the Agreement. The subadviser will, however, indemnify and hold harmless the Trust, Thrivent Investment Mgt., the Board or shareholders from any and all claims, losses, expenses, obligations or liabilities (including reasonable attorneys fees) which arise or result from the subadviser's bad faith, negligence, willful misfeasance or reckless disregard of its duties under the Subadvisory Agreement.

Each Subadvisory Agreement provides that it will remain in effect continuously for two years following its effective date, unless terminated sooner. Thereafter, it will continue to be renewed for successive one-year terms provided that the renewal is specifically approved at least annually by either the Board or a majority of the outstanding shares of the Fund and, in either case, by a majority of the Trustees who are not interested persons of any party to the Subadvisory Agreement.

The Trust may terminate either Subadvisory Agreement by a vote of a majority of the Independent Trustees or a majority of its outstanding voting securities at any time on 60 days' written notice to Thrivent Investment Mgt. and the subadviser. Thrivent Investment Mgt. may terminate the Subadvisory Agreement upon 60 days' written notice to the subadviser, and the subadviser may terminate the Subadvisory Agreement at any time upon 60 days' written notice to Thrivent Investment Mgt. The Subadvisory Agreement will automatically terminate without penalty in the event of its assignment as defined in the 1940 Act.

           .....................................................................

INFORMATION STATEMENT

           .....................................................................


The subadvisory agreement with Oechsle was dated October 1998, and provided for the payment of a subadvisory fee equal to 0.40% of the first $50 million of average daily net assets and 0.35% of the average daily net assets greater than $50 million. During fiscal year ended April 30, 2004, Thrivent Investment Mgt. paid Oechsle $587,488 for investment subadvisory services to the Fund. The other terms of the subadvisory agreement with Oechsle were substantially similar to the Subadvisory Agreements with Mercator and Price International.

                              SHAREHOLDER REPORT

The Trust's annual report for the fiscal year ended April 30, 2004, has been previously sent to shareholders. You may obtain a copy of either report upon request, without charge, by writing to 625 Fourth Avenue South, Minneapolis, Minnesota 55415, or by calling (800) 847-4836 or visiting the Web site at www.thrivent.com.

                        RECORD OF BENEFICIAL OWNERSHIP

As of August 6, 2004, the trustees and officers of the Trust as a group owned beneficially less than 1% of the outstanding shares of the Fund. As of August 6, 2004, no person, except as set forth in the table below, was known to own beneficially or of record 5% or more of the outstanding shares of the Fund.

       ------------------------------------------------------------------

                   Thrivent Partner International Stock Fund
       ------------------------------------------------------------------
       ------------------------------------------------------------------
                 Shareholder            Number of Shares % of Outstanding
       ------------------------------------------------------------------
       ------------------------------------------------------------------
       Class I
       ------------------------------------------------------------------
       ------------------------------------------------------------------
       Lutheran Community Foundation        989,498           69.58%
       625 4/th/ Avenue S. #200
       Minneapolis, MN 55415-1624
       ------------------------------------------------------------------
       ------------------------------------------------------------------
       Thrivent Financial for Lutherans     122,847            8.64%
       (EDSOP Accounts)
       4321 N. Ballard Road
       Appleton, WI 53201-0001
       ------------------------------------------------------------------
       ------------------------------------------------------------------
       Maril & Co.                          113,444            7.97%
       FBO Thrivent Financial Bank
       c/o Marshall & Ilsley Trust Co.
       P.O. Box 2977
       Milwaukee, WI 53201-2977
       ------------------------------------------------------------------

           .....................................................................

Exhibit A
.................................................................................
INVESTMENT SUBADVISORY AGREEMENT


                                 By and Among

                      Thrivent Investment Management Inc.
                                      and
                             Thrivent Mutual Funds
                                      and
                        Mercator Asset Management, L.P.

INVESTMENT SUBADVISORY AGREEMENT, made as of the 16/th/ day of July, 2004, (the "Effective Date") by and among Thrivent Investment Management Inc., a corporation organized and existing under the laws of the State of Delaware ("Adviser"), Thrivent Mutual Funds, a business trust organized and existing under the laws of the State of Massachusetts ("Trust"), and Mercator Asset Management, L.P., a limited partnership organized and existing under the laws of the State of Delaware ("Sub-adviser").

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated as of the 28/th/ day of November, 1990, as amended ("Advisory Agreement") with the Trust, which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Trust is authorized to issue shares of the Thrivent Partner International Stock Fund ("Fund"), a separate series of the Trust; and

WHEREAS, Sub-adviser is engaged principally in the business of rendering investment management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS, the Trust and Adviser desire to retain Sub-adviser as Sub-adviser to furnish certain investment advisory services to Adviser and the Fund and Sub-adviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I. Appointment. (A) Adviser hereby appoints Sub-adviser as its investment Sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement, and (B) Sub-adviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

II. Additional Series. In the event that the Trust establishes one or more series of shares other than the Fund with respect to which Adviser desires to retain Sub-adviser to render investment advisory services hereunder, Adviser shall so notify Sub-adviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If Sub-adviser is willing to render such services on the terms provided for herein, it shall so notify Adviser in writing, whereupon such series shall become a Fund hereunder.

III. Duties of Sub-adviser.
 A. Sub-adviser is hereby authorized and directed and hereby agrees to (i) furnish continuously an investment program for the Fund, and (ii) determine from time to time what investments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested. Sub-adviser shall perform these duties subject always to (1) the overall supervision of Adviser and the Board of Trustees of the Trust (the "Board"), (2) the Trust's Declaration of Trust and By-laws (as defined below), as amended from time to time, (3) the stated investment objectives, policies and restrictions of the Fund as set forth in the Trust's then current Registration Statement (as defined below), (4) any additional policies or guidelines established by Adviser or Board that have been furnished in writing to Sub-adviser,

   (5) applicable provisions of law, including, without limitation, all applicable provisions of the 1940 Act and the rules and regulations thereunder, and (6) the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), as amended from time to time. In accordance with Section VII, Sub-Adviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for the Fund's account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions, including without limitation, management of cash balances in the Fund.

 B. Sub-adviser shall have no responsibility with respect to maintaining custody of the Funds assets. Sub-adviser shall affirm security transactions with central depositories and advise the custodian of the Fund ("Custodian"), as identified in the Trust's Registration Statement, or such depositories or agents as may be designated by Custodian and Adviser promptly of each purchase and sale of a Fund security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Sub-adviser shall from time to time provide Custodian and Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian.

 C. Unless Adviser advises Sub-adviser in writing that the right to vote proxies has been expressly reserved to Adviser or the Trust or otherwise delegated to another party, Sub-adviser shall exercise voting rights incident to any securities held in the Fund without consultation with Adviser or Trust, provided that Sub-adviser will follow any written instructions received from Adviser or Trust with respect to voting as to particular issues. Sub-adviser shall further respond to all corporate action matters incident to the securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations.

 D. Upon request of Custodian and/or Trust, Sub-adviser shall provide assistance in connection with the determination of the fair value of securities in the Fund for which market quotations are not readily available.

 E. In the performance of its duties hereunder, Sub-adviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of Adviser.

 F. The Sub-adviser shall have no responsibility under this Agreement with respect to the management of assets of the Fund other than the portion of the Fund's assets with respect to which the Sub-Adviser provides investment advice.

 G. The Sub-adviser is prohibited from consulting with any other sub-adviser of the Fund, if any, or the subadviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Fund's transactions in securities or other assets, except for the purpose of complying with the conditions of Rule 12d3-1 (a) and (b) under the 1940 Act.

IV. Compensation. For the services provided pursuant to this Agreement, Sub-adviser shall receive an investment management fee computed as set forth in
Schedule I attached hereto and incorporated herein by reference. The management fee shall be payable monthly in arrears to Sub-adviser on or before the 10th day of the next succeeding calendar month and shall be calculated based on the average daily net assets of the Fund during the month to which the payment relates. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs.

V. Expenses. During the term of this Agreement, Sub-adviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. The Trust shall assume and shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

VI. Duties of Adviser. Adviser has furnished Sub-adviser with copies of each of the following documents and will furnish to Sub-adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1) The Declaration of Trust of the Trust, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time ("Declaration");

(2) The by-laws of the Trust as in effect on the date hereof and as amended from time to time ("By-Laws");

(3) Certified resolutions of the Board authorizing the appointment of Adviser and Sub-adviser and approving the form of the Advisory Agreement and this Agreement;

(4) The Trust's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act") on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement");

(5) The Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6) The Fund's most recent prospectus (the "Prospectus"); and

(7) Copies of reports made by the Trust to its shareholders.

Adviser shall furnish Sub-adviser with any further documents, materials or information that Sub-adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

VII. Fund Transactions.
 A. Sub-adviser agrees that, in executing Fund transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, Sub-adviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Sub-adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to Sub-adviser with respect to the Fund and/or other accounts over which Sub-adviser exercises investment discretion. Sub-adviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if Sub-adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Sub-adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Sub-adviser shall, upon request from Adviser, provide such periodic and special reports describing any such brokerage and research services received and the incremental commissions, net price or other consideration to which they relate.

 B. In no instance will Fund securities be purchased from or sold to Sub-adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

 C. Sub-adviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account.
    In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Sub-adviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous. Adviser and the Trust acknowledge that, in the event of any such cross transaction, Subadviser may have a potentially conflicting division of loyalties and responsibilities regarding the Fund and such other client account, and each of Adviser and the Trust consents to any such cross transaction. THE FOREGOING CONSENT TO CROSS TRANSACTIONS EFFECTUATED BY SUB-ADVISER MAY BE REVOKED AT ANY TIME BY ADVISER OR THE TRUST BY WRITTEN NOTICE TO SUBADVISER.

 D. On occasions when Sub-adviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients of Sub-adviser, Sub-adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Sub-adviser in the manner Sub-adviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

VIII. Ownership of Records. Sub-adviser shall maintain all books and records required to be maintained by Sub-adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Sub-adviser hereby agrees (A) that all records that it maintains for the Fund are the property of the Trust, (B) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and
(C) to surrender promptly to the Trust any records that it maintains for the Trust upon request by the Trust; provided, however, Sub-adviser may retain copies of such records.

IX. Reports and Meetings.
 A. Sub-adviser shall furnish to the Board or Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as are required by law or that the Board or Adviser, as appropriate, may reasonably require, including, without limitation: compliance reporting and certification with respect to:

       1. Affiliated Brokerage Transactions
       2. Affiliated Underwritings
       3. Cross Transactions
       4. Prospectus Compliance
       5. Code of Ethics
       6. Soft Dollar Usage
       7. Price Overrides/Fair Valuation Determinations

 B. Sub-adviser shall make available in person to the Board and to Adviser personnel of Sub-adviser as the Board or Adviser may reasonably request to review the investments and the investment program of the Fund and the services provided by Sub-adviser hereunder.

X. Services to Other Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of Sub-adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of Sub-adviser, who may also be a director, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

XI. Sub-adviser's Use of the Services of Others. Sub-adviser may, at its cost, employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Sub-adviser or the Trust or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as Sub-adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Trust or the Fund, as appropriate, or in the discharge of Sub-adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

XII. Liability of Sub-adviser; Indemnification. Neither Sub-adviser nor any of its officers, Trustees, or employees, nor any person performing executive, administrative, trading, or other functions for the Trust, the Fund (at the direction or request of Sub-adviser) or Sub-adviser in connection with Sub-adviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement (collectively, "Related Persons"), shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Trust or Fund or (ii) any error of fact or mistake of law contained in any report or data provided by Sub-adviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by Sub-adviser or such Related Person of Sub-adviser's duties on behalf of the Trust or Fund or from reckless disregard by Sub- adviser or any such Related Person of the duties of Sub-adviser pursuant to this Agreement (each of which is referred to as a "Culpable Act").

Notwithstanding the foregoing, any stated limitations on liability shall not constitute a waiver or limitation of any rights which the Adviser or the Trust may have under any applicable federal securities laws, and shall not relieve Sub-adviser from any responsibility or liability for errors committed by Sub-adviser in connection with the execution of trade orders.

Subadviser shall indemnify Adviser and its Related Persons and hold them harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, "Damages") arising directly or indirectly out of or in connection with the performance of services by Subadviser or its Related Persons hereunder to the extent such Damages result from a Culpable Act of Subadviser or its Related Persons.

Adviser shall indemnify Subadviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any willful misfeasance, bad faith, gross negligence or reckless disregard of its duties by Adviser or any of its Related Persons.

XIII. Representations of Sub-adviser. Sub-adviser represents, warrants, and agrees as follows:
 A. Sub-adviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this

    Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Sub-adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

 B. Sub-adviser has adopted a written code of ethics (the "Sub-adviser Code") complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser and the Trust with a copy of the Sub-adviser Code, together with evidence of its adoption. The Sub-adviser certifies that it has adopted procedures reasonably necessary to prevent access persons" as defined in Rule 17j-1 ("Access Persons") from violating the Sub-adviser Code. On a quarterly basis, Sub-adviser will either; (i) certify to Adviser that Sub-adviser and its Access Persons have complied with Sub-adviser Code with respect to the Fund, or (ii) identify any material violations of the Sub-adviser Code which have occurred with respect to the Fund. In addition, Sub-adviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Sub-adviser Code since the last report to the Board, including, but not limited to, information about material violations of the Sub-adviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Sub-adviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Sub-adviser Code.

 C. Sub-adviser has provided Adviser and the Trust, and Adviser and the Trust acknowledge having received, a copy of Sub-adviser's Form ADV as most recently filed with the SEC and, if not so filed, the most recent Part 2 of its Form ADV, and Sub-adviser will, promptly after filing any amendment to its Form ADV with the SEC, and, if not so filed, any amendment to Part 2 of its Form ADV, furnish a copy of such amendment to Adviser and the Trust.

 D. Sub-adviser has provided Adviser and the Trust, and Adviser and the Trust acknowledge having received, a description or copy of Sub-adviser's policies and procedures for voting proxies relating to client securities and information concerning how they can obtain information concerning how Sub-adviser has voted proxies relating to securities held by the Fund.

XIV. Compliance with Applicable Regulations. In performing its duties hereunder, Sub-adviser shall establish compliance procedures (copies of which shall be provided to Adviser, and shall be subject to review and approval by Adviser and the Board) reasonably designed to ensure compliance at all times with all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the Registration Statement; the provisions of the Declaration and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state, federal or foreign law.

XV. Term of Agreement. This Agreement shall become effective with respect to the AAL International Fund on the Effective Date and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Sub-adviser in accordance with Section II hereof that the Subscriber is willing to serve as Sub-adviser with respect to such Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the Effective Date with respect to the the AAL International Fund and, with respect to each additional Fund, for two years from the date on which this Agreement becomes effective with respect to such Fund. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as
(a) such continuation shall be specifically approved at least annually (i) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; (ii) in either event, by the vote of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) Sub-adviser shall not have notified the Trust, in writing, at least 60 days prior to such approval that it does not desire such continuation. Sub-adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XVI. Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated with respect to a Fund at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund on 60 days' prior written notice to Sub-adviser. This Agreement may also be terminated by Adviser (i) with respect to a Fund, on 60 days' prior written notice to Sub-adviser, without the payment of any penalty; (ii) upon material breach by Sub-adviser of any of the representations and warranties set forth in Section XIII of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Sub-adviser becomes unable to discharge its duties and obligations under this Agreement. Sub-adviser may terminate this Agreement with respect to a Fund at any time, without the payment of any penalty, on 60 days' prior notice to Adviser. This Agreement shall terminate automatically in the event of its "assignment", as such term is defined in the 1940 Act, or upon termination of the Advisory Agreement. Any approval, amendment, or termination of this Agreement with respect to a Fund by the holders of a majority of the outstanding voting securities of such Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding
(i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

XVII. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including any exhibits hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XVIII. Notification. Sub-adviser will notify Adviser promptly of any change in the personnel of Sub-adviser with responsibility for making investment decisions in relation to the Fund or who have been authorized to give instructions to Custodian. To the extent required under applicable law, Sub-adviser, a Delaware limited partnership, shall notify the Adviser and the Trust of any change in the membership of the partnership within a reasonable time after such change occurs.

XIX. Miscellaneous.
 A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Minnesota without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the State of Minnesota conflict with the applicable provisions of the 1940 Act, the latter shall control.

 B. Insurance. Sub-adviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Sub-adviser's business activities.

 C. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

 D. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

 E. Interpretation. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

 F. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                           THRIVENT INVESTMENT MANAGEMENT INC.

Attest:      /s/ Marlene J. Nogle                      /s/ FRED P. JOHNSON
        -------------------------------    By:         --------------------
Name:          Marlene J. Nogle
        -------------------------------    Name:       Frederick P. Johnson
                                           Title:      Vice President

                                           THRIVENT MUTUAL FUNDS

Attest:      /s/ Marlene J. Nogle                      /s/ FRED P. JOHNSON
        -------------------------------    By:         --------------------
Name:          Marlene J. Nogle
        -------------------------------    Name:       Frederick P. Johnson
                                           Title:      Vice President

                                           MERCATOR ASSET MANAGEMENT, L.P.

Attest:      /s/ Laura Depenbrock                      /s/ JAMES E. CHANEY
        -------------------------------    By:         --------------------
Name:          Laura Depenbrock
        -------------------------------    Name:       James E. Chaney
                                           Title:      President, JXC Corp.
                                                       General Partner

                                  Schedule I

                           Dated as of July 16, 2004

                               Sub-advisory Fees

                   Thrivent Partner International Stock Fund

Annual Rate of 0.47% of Average Daily Net Assets

Exhibit B
.................................................................................
INVESTMENT SUBADVISORY AGREEMENT

                                 By and Among

                      Thrivent Investment Management Inc.
                                      and
                           The Thrivent Mutual Funds
                                      and
                       T. Rowe Price International, Inc.

INVESTMENT SUBADVISORY AGREEMENT, made as of the 16/th/ day of July, 2004, (the "Effective Date") by and among Thrivent Investment Management Inc., a corporation organized and existing under the laws of the State of Delaware ("Adviser"); the Thrivent Mutual Funds, a business trust organized and existing under the laws of the State of Massachusetts ("Trust"); and T. Rowe Price International, Inc., a corporation organized and existing under the laws of the State of Maryland ("Subadviser").

WHEREAS, Adviser has entered into an Investment Advisory Agreement dated as of the 28/th/ day of November, 1990, as amended ("Advisory Agreement"), with the Trust, which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

WHEREAS, the Trust is authorized to issue shares of the Thrivent Partner International Stock Fund (the "Fund"), as a separate series of the Trust; and

WHEREAS, Subadviser is engaged principally in the business of rendering investment supervisory management services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

WHEREAS, the Trust and Adviser desire to retain Subadviser as subadviser to furnish certain investment advisory services to Adviser and the Fund and Subadviser is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

I. Appointment. (A) Adviser hereby appoints Subadviser as its investment subadviser with respect to the Fund for the period and on the terms set forth in this Agreement, and (B) Subadviser hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

II. Additional Series. In the event that the Trust establishes one or more series of shares other than the Fund with respect to which Adviser desires to retain Subadviser to render investment advisory services hereunder, Adviser shall so notify Subadviser in writing, indicating the advisory fee to be payable with respect to the additional series of shares. If Subadviser is willing to render such services on the terms provided for herein, it shall so notify Adviser in writing, whereupon such series shall become a Fund hereunder.

III. Duties of Subadviser.
 A. Subadviser is hereby authorized and directed and hereby agrees to (i) furnish continuously an investment program for the Fund, and (ii) determine from time to time what investments shall be purchased, sold or exchanged and what portion of the assets of the Fund shall be held uninvested. Subadviser shall perform these duties subject always to (1) the overall supervision of Adviser and the Board of Trustees of the Trust (the
    "Board"), (2) the Trust's Declaration of Trust and By-laws, as amended from time to time, (3) the stated investment objectives, policies and restrictions of the Fund as set forth in the Trust's then current Registration Statement (as defined below), (4) any additional policies or guidelines established by Adviser or Board that have been furnished in writing to Subadviser, (5) applicable provisions of law, including, without limitation, all applicable provisions of the 1940 Act and the rules and regulations thereunder, and (6) the provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to "regulated investment companies" (as defined in Section 851 of the Code), as amended from time to time. In accordance with Section VII, Subadviser shall arrange for the execution of all orders for the purchase and sale of securities and other investments for the Fund's account and will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust might or could do with respect to such purchases, sales, or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales, or other transactions.

 B. Subadviser shall have no responsibility with respect to maintaining custody of the Fund's assets. Subadviser shall affirm security transactions with central depositories and advise the custodian of the Fund ("Custodian") or such depositories or agents as may be designated by Custodian and Adviser promptly of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchased, the market price, the commission and gross or net price, the trade date and settlement date and the identity of the effecting broker or dealer. Subadviser shall from time to time provide Custodian and Adviser with evidence of authority of its personnel who are authorized to give instructions to Custodian.

 C. Unless Adviser advises Subadviser in writing that the right to vote proxies has been expressly reserved to Adviser or the Trust or otherwise delegated to another party, Subadviser shall exercise voting rights incident to any securities held in the Fund without consultation with Adviser or Trust, provided that Subadviser will follow any written instructions received from Adviser or Trust with respect to voting as to particular issues. Subadviser shall instruct the Custodian to respond to all corporate action matters incident to the securities held in the Fund including, without limitation, proofs of claim in bankruptcy and class action cases and shelf registrations, provided such materials, including proxy solicitations, have been forwarded to the Subadviser in a timely fashion by the Custodian.

 D. Upon request of Adviser and/or Trust, Subadviser shall provide assistance in connection with the determination of the fair value of securities in the Fund for which market quotations are not readily available.

 E. In the performance of its duties hereunder, Subadviser is and shall be an independent contractor and except as expressly provided for herein or otherwise expressly provided or authorized shall have no authority to act for or represent the Fund or the Trust in any way or otherwise be deemed to be an agent of the Fund, the Trust or of Adviser.

 F. The Sub-adviser shall have no responsibility under this Agreement with respect to the management of assets of the Fund other than the portion of the Fund's assets with respect to which the Subadviser provides investment advice.

 G. The Subadviser is prohibited from consulting with any other subadviser of the Fund, if any, or the subadviser to any other investment company (or separate series of an investment company) managed by the Adviser concerning the Fund's transactions in securities or other assets, except for the purpose of complying with the conditions of Rule 12d3-1 (a) and (b) under the 1940 Act.

IV. Compensation. For the services provided pursuant to this Agreement, Subadviser shall receive an investment management fee as set forth in Schedule I, attached hereto and incorporated herein by reference. The management fee shall be payable monthly in arrears to Subadviser on or before the 10th day of the next succeeding calendar month. Adviser shall provide a worksheet with the monthly payment showing each Fund's average daily net assets and the calculation of Subadviser's investment management fee. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proration which such period bears to the full month in which such effectiveness or termination occurs.

V. Expenses. During the term of this Agreement, Subadviser will bear all expenses incurred by it in the performance of its duties hereunder, other than those expenses specifically assumed by the Trust hereunder. The Trust shall assume and shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with the securities transactions to which the Fund is a party.

VI. Duties of Adviser. Adviser has furnished Subadviser with copies of each of the following documents and will furnish to Subadviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

(1) The Declaration of the Trust, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time;

(2) The by-laws of the Trust as in effect on the date hereof and as amended from time to time ("By-Laws");

(3) Certified resolutions of the Board authorizing the appointment of Adviser and Subadviser and approving the form of the Advisory Agreement and this Agreement;

(4) The Trust's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act") on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement");

(5) The Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

(6) The Fund's most recent prospectus (the "Prospectus") and Statement of Additional Information ("SAI"); and

(7) Copies of reports made by the Trust to its shareholders.

Adviser shall furnish Subadviser with any further documents, materials or information that Subadviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

During the term of this Agreement, Adviser shall furnish to Subadviser at its principal office all prospectuses, SAIs, proxy statements, reports to shareholders, advertisements, sales literature or other material prepared for distribution to shareholders of the Trust or the public which refer to the Subadviser or its clients in any way, at a reasonable time prior to the use thereof, and Adviser shall not use any such materials if Subadviser reasonably objects in writing five (5) business days (or such other time as may be mutually agreed) after receipt thereof. Adviser shall ensure that materials prepared by employees or agents of Adviser or its affiliates that refer to Subadviser or its clients in any way are consistent with those materials previously approved by Subadviser as referenced in the preceding sentence.

VII. Fund Transactions.
 A. Subadviser agrees that, in executing portfolio transactions and selecting brokers or dealers, if any, it shall use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, Subadviser shall consider all factors it deems relevant, including the breadth of the market in and the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, with respect to the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer, if any, to execute a particular transaction, Subadviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act")) provided to Subadviser with respect to the Fund and/or other accounts over which Subadviser exercises investment discretion. Subadviser may, in its discretion, agree to pay a broker or dealer that furnishes such brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if Subadviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of Subadviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). Subadviser shall, upon request from Adviser, provide such periodic and special reports describing any such brokerage and research services received and the incremental commissions, net price or other consideration to which they relate.

 B. In no instance will portfolio securities be purchased from or sold to Subadviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

 C. Subadviser may buy securities for the Fund at the same time it is selling such securities for another client account and may sell securities for the Fund at the time it is buying such securities for another client account. In such cases, subject to applicable legal and regulatory requirements, and in compliance with such procedures of the Trust as may be in effect from time to time, Subadviser may effectuate cross transactions between the Fund and such other account if it deems this to be advantageous.

 D. On occasions when Subadviser deems the purchase or sale of a security to be in the best interest of the Trust as well as other clients of Subadviser, Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Subadviser in the manner Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to its other clients.

VIII. Ownership of Records. Subadviser shall maintain all books and records required to be maintained by Subadviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, Subadviser hereby agrees (A) that all records that it maintains for the Fund are the property of the Trust, (B) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Trust and that are required to be maintained by Rule 31a-1 under the 1940 Act, and
(C) to surrender promptly to the Trust any records that it maintains for the Trust upon request by the Trust; provided, however, Subadviser may retain copies of such records.

IX. Ownership of Software and Related Material. All computer programs, magnetic tapes, written procedures and similar items developed and used by Subadviser or any affiliate in performance of this Agreement are the property of Subadviser and will not become the property of the Trust or Adviser.

X. Reports and Meetings.
 A. Subadviser shall furnish to the Board or Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as are required by law or that the Board or Adviser, as appropriate, may reasonably require, including, without limitation, compliance reporting and certifications with respect to:

       1. Affiliated Brokerage Transactions
       2. Affiliated Underwritings

       3. Cross Transactions
       4. Prospectus Compliance
       5. Code of Ethics
       6. Soft Dollar Usage
       7. Fair Valuation Determinations

 B. Subadviser shall make available in person or via telephone to the Board and to Adviser personnel of Subadviser as the Board or Adviser may reasonably request to review the investments and the investment program of the Fund and the services provided by Subadviser hereunder, provided that, the portfolio manager of the Fund shall not be required to attend in person more than one meeting per calendar year.

XI. Services to Other Clients. Nothing contained in this Agreement shall limit or restrict (i) the freedom of Subadviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of Subadviser, who may also be a Trustee, officer, or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

XII. Subadviser's Use of the Services of Others. Subadviser may, at its cost, employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing Subadviser or the Trust or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as Subadviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Trust or the Fund, as appropriate, or in the discharge of Subadviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor.

XIII. Confidential Relationship. Information furnished by the Trust or by one party to another, including the Trust's or a party's respective agents and employees, is confidential and shall not be disclosed to third parties unless upon request of regulatory authority or as otherwise required by law. Subadviser, on behalf of itself and its affiliates and representatives, agrees to keep confidential all records and other information relating to Adviser or the Trust (as the case may be), except after prior notification to and approval in writing by Adviser or the Trust (as the case may be), which approval shall not be unreasonably withheld, and may not be withheld, where Subadviser or any affiliate may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, when so requested by Adviser and the Trust.

XIV. Liability of Subadviser; Indemnification. Neither Subadviser nor any of its officers, directors, or employees ("Related Persons"), nor any person performing executive, administrative, trading, or other functions for the Trust, the Fund (at the direction or request of Subadviser) or Subadviser in connection with Subadviser's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement shall be liable for (i) any error of judgment or mistake of law or for any loss suffered by the Trust or Fund or (ii) any error of fact or mistake of law contained in any report or data provided by Subadviser, except for any error, mistake or loss resulting from willful misfeasance, bad faith, or gross negligence in the performance by Subadviser or such Related Person of Subadviser's duties on behalf of the Trust or Fund or from reckless disregard by Subadviser or any such Related Person of the duties of Subadviser pursuant to this Agreement (each of which is referred to as a "Culpable Act").

Notwithstanding the foregoing, any stated limitations on liability shall not relieve Subadviser from any responsibility or liability Subadviser may have under state or federal statutes.

Subadviser shall indemnify Adviser and its Related Persons and hold them harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liabilities (collectively, "Damages") arising directly or indirectly out of or in connection with the performance of services by Subadviser or its Related Persons hereunder to the extent such Damages result from a Culpable Act of Subadviser or its Related Persons.

Adviser shall indemnify Subadviser and its Related Persons from and against any Damages arising directly or indirectly out of or in connection with the performance of services by Adviser or its Related Persons under this Agreement or the Advisory Agreement, in each case, to the extent such Damages result from any willful misfeasance, bad faith, gross negligence or reckless disregard of its duties by Adviser or any of its Related Persons.

XV. Representations of Subadviser. Subadviser represents, warrants, and agrees as follows:

 A. Subadviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

 B. Subadviser has adopted a written code of ethics (the "Subadviser Code") complying with the requirements of Rule 17j-1 under the 1940 Act, as may be amended from time to time, and, has provided the Adviser and the Trust with a copy of the Subadviser Code, together with evidence of its adoption. The Subadviser certifies that it has adopted procedures reasonably necessary to prevent "access persons" as defined in Rule 17j-1 ("Access Persons") from violating the Subadviser Code. On a quarterly basis, Subadviser will either: (i) certify to Adviser that Subadviser and its Access Persons have complied with Subadviser Code with respect to the Fund, or (ii) identify any material violations of the Subadviser Code which have occurred with respect to the Fund. In addition, Subadviser will furnish at least annually to Adviser and the Board a written report that (a) describes any issues arising under the Subadviser Code since the last report to the Board, including, but not limited to, information about material violations of the Subadviser Code with respect to the Fund and sanctions imposed in response to the material violations and (b) certifies that the Subadviser has adopted procedures reasonably necessary to prevent Access Persons from violating the Subadviser Code.

 C. Subadviser has provided Adviser and the Trust with a copy of its Form ADV as most recently filed with the SEC and, if not so filed, then its most recent Part 2 of Form ADV, and will, promptly after filing any amendment to its Form ADV with the SEC, and, if not so filed, any amendment to Part 2 of its Form ADV, furnish a copy of such amendment to Adviser.

XVI. Representation of Adviser. Adviser represents, warrants and agrees that Adviser (i) is registered as an investment adviser under Advisers Act and will continue to be so registered for so long as this Agreement remains in effect;
(ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Adviser of the occurrence of any event that would disqualify Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

XVII. Compliance with Applicable Regulations. In performing its duties hereunder, Subadviser shall act in conformity at all times with all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder; Subchapter M of the Code; the provisions of the Registration Statement; the provisions of the Declaration of Trust and the By-Laws of the Trust, as the same may be amended from time to time; and any other applicable provisions of state or federal law.

XVIII. Term of Agreement. This Agreement shall become effective with respect to the Thrivent Partner International Stock Fund on the Effective Date and, with respect to any additional Fund, on the date of receipt by the Adviser of notice from the Subadviser in accordance with Section II hereof that the Subscriber is willing to serve as Subadviser with respect to such Fund. Unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the Effective Date with respect to the Thrivent Partner International Stock Fund and, with respect to each additional Fund, for two years from the date on which this Agreement becomes effective with respect to such Fund. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as (a) such continuation shall be specifically approved at least annually (i) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; (ii) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval; and (b) Subadviser shall not have notified the Trust, in writing, at least 60 days prior to such approval that it does not desire such continuation. Subadviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

XIX. Termination of Agreement. Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days' prior written notice to Subadviser. This Agreement may also be terminated by Adviser: (i) on at least 60 days' prior written notice to Subadviser, without the payment of any penalty; (ii) upon material breach by Subadviser of any of the representations and warranties set forth in Paragraph 11 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (iii) if Subadviser becomes unable to discharge its duties and obligations under this Agreement. Subadviser may terminate this Agreement at any time, without the payment of any penalty, on at least 60 days' prior notice to Adviser. This Agreement shall terminate automatically in the event of its assignment, as such term is defined in the 1940 Act, or upon termination of the Advisory Agreement. Any approval, amendment, or termination of this Agreement by the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of any Fund shall be effective to continue, amend or terminate this Agreement with respect to any such Fund notwithstanding (i) that such action has not been approved by the holders of a majority of the outstanding voting securities of any other Fund affected thereby, and/or (ii) that such action has not been approved by the vote of a majority of the outstanding voting securities of the Trust, unless such action shall be required by any applicable law or otherwise.

XX. Amendments, Waivers, etc. Provisions of this Agreement may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. This Agreement (including any exhibits hereto) may be amended at any time by written mutual consent of the parties, subject to the requirements of the 1940 Act and rules and regulations promulgated and orders granted thereunder.

XXI. Notification. Subadviser will notify Adviser promptly of any change in the portfolio manager of Subadviser with primary responsibility for making investment decisions in relation to the Fund or who have been authorized to give instructions to Custodian.

XXII. Miscellaneous.
 A. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Minnesota without giving effect to the conflicts of laws principles thereof and the 1940 Act. To the extent that the applicable laws of the State of Minnesota conflict with the applicable provisions of the 1940 Act, the latter shall control.

 B. Insurance. Subadviser agrees to maintain errors and omissions or professional liability insurance coverage in an amount that is reasonable in light of the nature and scope of Subadviser's business activities.

 C. Captions. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

 D. Entire Agreement. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

 E. Interpretation. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Declaration of Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

 F. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order.

 G. Notice. Notice under the Agreement shall be in writing, addressed and delivered or sent by registered or certified mail, postage prepaid, to the addressed party at such address as such party may designate for the receipt of such notices. Until further notice, it is agreed that for this purpose the address of Adviser is Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, Attention: Investment Operations MS 1010, and that of Subadviser is T. Rowe Price International, Inc., 100 East Pratt Street, Baltimore, Maryland 21202, Attention: General Counsel.

 H. Counterparts. This Agreement may be entered into in counterparts, each of which when so executed and delivered shall be deemed to be an original, and together shall constitute one document.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

                                              THRIVENT INVESTMENT MANAGEMENT, INC.

Attest:        /s/ Marlene J. Nogle                  /s/ FRED P. JOHNSON
        ----------------------------------    By:    ----------------------------------
Name:            Marlene J. Nogle
        ----------------------------------    Name:  Frederick P. Johnson
                                              Title: Vice President

                                              THRIVENT MUTUAL FUNDS

Attest:        /s/ Marlene J. Nogle                  /s/ FRED P. JOHNSON
        ----------------------------------    By:    ----------------------------------
Name:            Marlene J. Nogle
        ----------------------------------    Name:  Frederick P. Johnson
                                              Title: Vice President

                                              T. ROWE PRICE INTERNATIONAL, INC.

Attest:         /s/ Linda C. Cosby                   /s/ DAVID OESTREICHER
        ----------------------------------    By:    ----------------------------------
Name:             Linda C. Cosby
        ----------------------------------    Name:  David Oestreicher
                                              Title: Vice President

                       INVESTMENT SUBADVISORY AGREEMENT

                                 By and Among

                      Thrivent Investment Management Inc.
                                      and
                             Thrivent Mutual Funds
                                      and
                       T. Rowe Price International, Inc.

                                  Schedule I

                           Dated as of July 16, 2004

                               Subadvisory Fees

                   Thrivent Partner International Stock Fund


            Advisory Fee         Average Daily Net Assets*
            -------------------------------------------------------
               0.75%     $0 - $20 Million
               0.60%     Above $20 million to $50 million
               0.50%     Above $50 million to $200 million
               0.50%     All assets when assets exceed $200 million
               0.45%     All assets when assets exceed $500 million

--------
* Breakpoints for Thrivent Partner International Stock Fund are determined by combining the subadvised assets of Thrivent Partner International Stock Fund with the Thrivent Partner International Stock Portfolio, a series of Thrivent Series Fund, Inc.